Exhibit 99.1
MUFG Americas Holdings Corporation
A member of MUFG, a global financial group

FOR IMMEDIATE RELEASE (April 25, 2016)

Contact:	Alan Gulick	Doug Lambert
	Corporate Communications	Investor Relations
	(425) 423-7317	(212) 782-5911

MUFG AMERICAS HOLDINGS CORPORATION REPORTS FIRST QUARTER NET INCOME OF $49 MILLION

NEW YORK - MUFG Americas Holdings Corporation (the Company), parent company of San Francisco-based MUFG Union Bank, N.A. (the Bank), today reported net income for the quarter of $49 million, compared with $69 million for the prior quarter and $137 million for the year-ago quarter.

First Quarter Results:

◦	Net income for the first quarter was $49 million, down $20 million from the fourth quarter of 2015.

◦	The provision for credit losses was $162 million primarily due to an increase in reserves within the oil and gas sector, compared with $192 million in the fourth quarter of 2015.

◦	Loans held for investment at March 31, 2016 were $79.3 billion, up $1.7 billion from December 31, 2015.

1

The following table presents financial highlights for the periods ended March 31, 2016, December 31, 2015 and March 31, 2015:

				Percent Change to
	As of and for the Three Months Ended			March 31, 2016 from
(Dollars in millions)	March 31, 2016	December 31, 2015	March 31, 2015	December 31, 2015	March 31, 2015
Results of operations:
Net interest income	$697	$708	$683	(2)%	2%
Noninterest income	395	413	335	(4)	18
Total revenue	1,092	1,121	1,018	(3)	7
Noninterest expense	876	891	849	(2)	3
Pre-tax, pre-provision income (1)	216	230	169	(6)	28
Provision for credit losses	162	192	3	(16)	nm
Income before income taxes and including
noncontrolling interests	54	38	166	42	(67)
Income tax expense	17	(18)	34	194	(50)
Net income including noncontrolling interests	37	56	132	(34)	(72)
Deduct: Net loss from noncontrolling interests	12	13	5	(8)	140
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$49	$69	$137	(29)	(64)

Balance sheet (period average):
Total assets	$115,866	$115,914	$113,134	—	2
Total securities	23,507	24,351	22,172	(3)	6
Total loans held for investment	78,450	77,832	77,305	1	1
Earning assets	104,888	104,966	102,645	—	2
Total deposits	84,010	84,033	84,088	—	—
MUAH stockholder's equity	15,687	15,722	15,069	—	4
Net interest margin (3) (7)	2.69%	2.72%	2.70%	(1)	—

Balance sheet (end of period):
Total assets	$120,909	$116,216	$113,698	4	6
Total securities	23,616	24,502	22,463	(4)	5
Total loans held for investment	79,299	77,599	76,808	2	3
Core deposits (2)	74,882	76,094	74,190	(2)	1
Total deposits	89,500	84,340	82,741	6	8
Long-term debt	11,843	12,349	8,856	(4)	34
MUAH stockholder's equity	15,758	15,461	15,182	2	4

____________________________________
Refer to Exhibit 12 for footnote explanations.

2

Summary of First Quarter Results

First Quarter Total Revenue

For the first quarter of 2016, total revenue (net interest income plus noninterest income) was $1.1 billion, down $29 million from the fourth quarter of 2015. Net interest income for the first quarter of 2016 was $697 million, down $11 million compared with the fourth quarter of 2015. The net interest margin decreased 3 basis points to 2.69%. Average total deposits were $84.0 billion, flat compared with the fourth quarter of 2015.
For the first quarter of 2016, noninterest income was $395 million, down $18 million, or 4%, compared with the fourth quarter of 2015, largely due to losses and impairments on oil and gas related private equity investments, partially offset by gains on sales of available for sale securities.
Compared with the first quarter of 2015, total revenue increased $74 million, substantially due to an increase in fees from affiliates and a decrease in FDIC indemnification asset amortization expense.

First Quarter Noninterest Expense

Noninterest expense for the first quarter of 2016 was $876 million, down $15 million compared with the fourth quarter of 2015 and up $27 million from the first quarter of 2015. The decrease from the fourth quarter of 2015 was due primarily to a decrease in expenses associated with the realignment of the Company's business model which occurred in October 2015. This decrease was partially offset by an increase in professional and outside service fees.
Compared with the first quarter of 2015, the increase in noninterest expense was largely due to higher professional and outside service fees, software expense and impairments on certain fixed assets, partially offset by a decrease in salaries and benefits expense.
The effective tax rate for the first quarter of 2016 was 31.5%, compared with an effective tax rate of negative 47.4% for the fourth quarter of 2015. Income tax expense recorded in the fourth quarter included an adjustment to align estimated expense with actual full year 2015 results.

3

Business Integration Initiative- First Quarter Summary Impact(14)

For the quarters ended March 31, 2016, December 31, 2015 and March 31, 2015, the Company recorded the following fee income and costs related to support services:

	For the Three Months Ended
(Dollars in millions)	March 31, 2016	December 31, 2015	March 31, 2015

Fees from affiliates - support services	$149	$149	$121

Staff costs associated with fees from
affiliates - support services	$139	$138	$112

__________________________
Refer to Exhibit 12 for footnote explanations.

The Company also recognized fees from affiliates through revenue sharing agreements with BTMU for various business and banking services.

Balance Sheet

At March 31, 2016, total assets were $120.9 billion, up $4.7 billion from the prior quarter primarily due to an increase in net loans held for investment as a result of growth in commercial mortgage and consumer & industrial loans, partially offset by a decrease in securities as a result of sales within the portfolio. Cash and cash equivalents and total deposits were up $3.8 billion and $5.2 billion, respectively, compared with the prior quarter-end. The increases were due primarily to a single short-term deposit at quarter-end. Core deposits were down $1.2 billion, compared with the prior quarter-end substantially due to declines in deposits within our transaction banking segment.

4

Credit Quality

The following table presents credit quality data for the quarters ended March 31, 2016, December 31, 2015 and March 31, 2015:

	As of and for the Three Months Ended
(Dollars in millions)	March 31, 2016	December 31, 2015	March 31, 2015

Total provision for credit losses	$162	$192	$3
Net loans charged-off (recovered)	4	(6)	3
Nonaccrual loans	956	552	361
Criticized loans held for investment (12)	3,066	2,454	1,327

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	1.11%	0.93%	0.69%
Nonaccrual loans	91.99	130.53	147.21
Allowance for credit losses to (13):
Total loans held for investment	1.32	1.14	0.90
Nonaccrual loans	109.68	160.42	191.20
Nonaccrual loans to total loans held for investment	1.21	0.71	0.47

____________________________________
Refer to Exhibit 12 for footnote explanations.

In the first quarter of 2016, the provision for credit losses was $162 million, compared with a provision of $192 million for the fourth quarter of 2015 and a provision of $3 million for the first quarter of 2015. The provision in the first quarter of 2016 was substantially due to continued low commodities prices, which has resulted in negative credit migration in the oil and gas sector of our loan portfolio, primarily within petroleum exploration and production. As of March 31, 2016, our oil and gas loan portfolio was comprised of 81% petroleum exploration and production companies, of which 81% were reserve-based loans. Reserve-based lending typically consists of loans collateralized with oil and gas reserves.

The following tables provide further information about our petroleum exploration and production loan portfolio:

	As of
(Dollars in millions)	March 31, 2016	December 31, 2015	September 30, 2015
Petroleum Exploration and Production:
Loan commitments	$5,519	$5,768	$6,147
Loans outstanding	3,080	2,943	3,155
Criticized commitments	2,701	2,156	838
Criticized outstanding	1,705	1,226	670
Allowance for credit losses	415	319	127
Allowance for loan losses	386	291	114

5

Capital

The following table presents capital ratio data as of March 31, 2016 and December 31, 2015:

	March 31, 2016	December 31, 2015

Capital ratios:

Regulatory:	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (8) (9)	13.33%	13.63%
Tier 1 risk-based capital ratio (8) (9)	13.33	13.64
Total risk-based capital ratio (8) (9)	15.32	15.56
Tier 1 leverage ratio (8) (9)	11.41	11.40

Other:
Tangible common equity ratio (10)	10.55%	10.71%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (8) (11)	13.31	13.46

____________________________________
Refer to Exhibit 12 for footnote explanations.

The Company’s stockholder’s equity was $15.8 billion at March 31, 2016, compared with $15.5 billion at December 31, 2015.

The Company's preliminary Common Equity Tier 1, Tier 1 and Total risk-based capital ratios, calculated in accordance with U.S. Basel III regulatory capital rules, were 13.33%, 13.33% and 15.32%, respectively, at March 31, 2016. The tangible common equity ratio was 10.55% at March 31, 2016.

The Company’s estimated Common Equity Tier 1 risk-based capital ratio under U.S. Basel III regulatory capital rules (standardized approach, fully phased in) was 13.31% at March 31, 2016.

Formation of the U.S. Intermediate Holding Company

To comply with the final rules regarding enhanced prudential standards for large foreign banking organizations operating in the U.S. effective July 1, 2016, Mitsubishi UFJ Financial Group, Inc. (MUFG) announced in the first quarter of 2016 that it designated the Company as its U.S. intermediate holding company through which the ownership of MUFG's U.S. subsidiaries will be held. These subsidiaries include the Bank, Mitsubishi UFJ Securities (USA), Inc., a broker-dealer, and various other non-bank subsidiaries.

6

Non-GAAP Financial Measures

This press release includes additional capital ratios (tangible common equity and Common Equity Tier 1 capital (calculated under the Basel III standardized approach on a fully phased-in basis)) to facilitate the understanding of the Company’s capital structure and for use in assessing and comparing the quality and composition of the Company's capital structure to that of other financial institutions. These presentations should not be viewed as a substitute for results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP financial measures presented by other companies. Please refer to our separate reconciliation of non-GAAP financial measures in our financial supplement.

About MUFG Americas Holdings Corporation

Headquartered in New York, MUFG Americas Holdings Corporation is a financial holding company and bank holding company with total assets of $120.9 billion at March 31, 2016. Its principal subsidiary, MUFG Union Bank, N.A., provides an array of financial services to individuals, small businesses, middle-market companies, and major corporations. As of March 31, 2016, MUFG Union Bank, N.A. operated 370 branches, comprised primarily of retail banking branches in the West Coast states, along with commercial branches in Texas, Illinois, New York and Georgia, as well as two international offices. MUFG Americas Holdings Corporation is a wholly-owned subsidiary of The Bank of Tokyo-Mitsubishi UFJ, Ltd. which is a wholly-owned subsidiary of Mitsubishi UFJ Financial Group, Inc., one of the world’s leading financial groups. Visit www.unionbank.com for more information.

###

7

MUFG Americas Holdings Corporation and Subsidiaries
Financial Highlights (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					March 31, 2016 from
(Dollars in millions)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2015	March 31, 2015
Results of operations:
Net interest income	$697	$708	$705	$719	$683	(2)%	2%
Noninterest income	395	413	397	385	335	(4)	18
Total revenue	1,092	1,121	1,102	1,104	1,018	(3)	7
Noninterest expense	876	891	855	843	849	(2)	3
Pre-tax, pre-provision income (1)	216	230	247	261	169	(6)	28
Provision for credit losses	162	192	18	15	3	(16)	nm
Income before income taxes and including
noncontrolling interests	54	38	229	246	166	42	(67)
Income tax expense	17	(18)	64	71	34	194	(50)
Net income including noncontrolling interests	37	56	165	175	132	(34)	(72)
Deduct: Net loss from noncontrolling interests	12	13	21	6	5	(8)	140
Net income attributable to
MUFG Americas Holdings Corporation (MUAH)	$49	$69	$186	$181	$137	(29)	(64)

Balance sheet (end of period):
Total assets	$120,909	$116,216	$115,157	$114,266	$113,698	4	6
Total securities	23,616	24,502	24,696	24,287	22,463	(4)	5
Total loans held for investment	79,299	77,599	76,641	76,399	76,808	2	3
Core deposits (2)	74,882	76,094	74,785	73,080	74,190	(2)	1
Total deposits	89,500	84,340	82,693	81,702	82,741	6	8
Long-term debt	11,843	12,349	11,357	8,852	8,856	(4)	34
MUAH stockholder's equity	15,758	15,461	15,603	15,260	15,182	2	4

Balance sheet (period average):
Total assets	$115,866	$115,914	$113,451	$112,907	$113,134	—	2
Total securities	23,507	24,351	24,141	22,915	22,172	(3)	6
Total loans held for investment	78,450	77,832	76,177	76,751	77,305	1	1
Earning assets	104,888	104,966	102,899	102,289	102,645	—	2
Total deposits	84,010	84,033	82,488	82,147	84,088	—	—
MUAH stockholder's equity	15,687	15,722	15,435	15,238	15,069	—	4

Performance ratios:
Return on average assets (3)	0.17%	0.24%	0.66%	0.64%	0.49%
Return on average MUAH stockholder's equity (3)	1.25	1.75	4.83	4.73	3.65
Return on average assets excluding the impact of privatization
transaction and merger costs related to acquisitions (3) (4)	0.18	0.27	0.70	0.67	0.53
Return on average MUAH stockholder's equity excluding the
impact of privatization transaction and merger costs related to
acquisitions (3) (4)	1.54	2.24	5.82	5.69	4.51
Efficiency ratio (5)	80.17	79.51	77.62	76.42	83.35
Adjusted efficiency ratio (6)	72.12	69.42	70.16	69.02	74.90
Net interest margin (3) (7)	2.69	2.72	2.76	2.84	2.70

Capital ratios:

Regulatory:	U.S. Basel III
Common Equity Tier 1 risk-based capital ratio (8) (9)	13.33%	13.63%	13.84%	13.56%	12.64%
Tier 1 risk-based capital ratio (8) (9)	13.33	13.64	13.84	13.56	12.64
Total risk-based capital ratio (8) (9)	15.32	15.56	15.60	15.30	14.41
Tier 1 leverage ratio (8) (9)	11.41	11.40	11.58	11.46	11.30

Other:
Tangible common equity ratio (10)	10.55%	10.71%	10.93%	10.70%	10.68%
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (8) (11)	13.31	13.46	13.79	13.49	12.57

____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 1

MUFG Americas Holdings Corporation and Subsidiaries
Credit Quality (Unaudited)

						Percent Change to
	As of and for the Three Months Ended					March 31, 2016 from
(Dollars in millions)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2015	March 31, 2015

Credit Data:
(Reversal of) provision for loan losses	$158	$168	$23	$26	$(3)	(6)%	nm
(Reversal of) provision for losses on unfunded credit commitments	4	24	(5)	(11)	6	(83)	(33)%
Total provision for credit losses	$162	$192	$18	$15	$3	(16)	nm

Net loans charged-off (recovered)	$4	$(6)	$11	$20	$3	167	33
Nonperforming assets	974	573	434	381	390	70	150
Criticized loans held for investment (12)	3,066	2,454	1,642	1,395	1,327	25	131

Credit Ratios:
Allowance for loan losses to:
Total loans held for investment	1.11%	0.93%	0.71%	0.70%	0.69%
Nonaccrual loans	91.99	130.53	130.46	147.98	147.21
Allowance for credit losses to (13):
Total loans held for investment	1.32	1.14	0.90	0.89	0.90
Nonaccrual loans	109.68	160.42	164.09	188.39	191.20
Net loans charged-off (recovered) to average total loans held for investment (3)	0.02	(0.03)	0.06	0.10	0.01
Nonperforming assets to total loans held for investment and Other Real Estate Owned (OREO)	1.23	0.74	0.57	0.50	0.51
Nonperforming assets to total assets	0.81	0.49	0.38	0.33	0.34
Nonaccrual loans to total loans held for investment	1.21	0.71	0.55	0.47	0.47

________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 2

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Statements of Income (Unaudited)

	For the Three Months Ended
(Dollars in millions)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Interest Income
Loans	$697	$693	$688	$700	$678
Securities	109	124	116	121	102
Other	6	4	5	2	3
Total interest income	812	821	809	823	783

Interest Expense
Deposits	49	50	48	50	52
Commercial paper and other short-term borrowings	1	1	3	2	1
Long-term debt	65	62	53	52	47
Total interest expense	115	113	104	104	100

Net Interest Income	697	708	705	719	683
Provision for credit losses	162	192	18	15	3
Net interest income after provision for credit losses	535	516	687	704	680

Noninterest Income
Service charges on deposit accounts	49	49	49	49	49
Trust and investment management fees	31	28	27	26	28
Trading account activities	13	21	7	19	8
Securities gains, net	13	6	6	5	3
Credit facility fees	27	28	27	30	30
Merchant banking fees	14	17	22	20	20
Brokerage commissions and fees	13	14	13	14	13
Card processing fees, net	9	8	8	9	8
Fees from affiliates (14)	200	204	185	192	166
Other, net	26	38	53	21	10
Total noninterest income	395	413	397	385	335

Noninterest Expense
Salaries and employee benefits	543	569	557	555	567
Net occupancy and equipment	76	83	79	75	80
Professional and outside services	102	82	78	64	77
Software	36	34	28	29	28
Regulatory assessments	14	13	11	14	13
Intangible asset amortization	7	10	10	10	10
Other	98	100	92	96	74
Total noninterest expense	876	891	855	843	849

Income before income taxes and including
noncontrolling interests	54	38	229	246	166
Income tax expense	17	(18)	64	71	34
Net Income including Noncontrolling Interests	37	56	165	175	132
Deduct: Net loss from noncontrolling interests	12	13	21	6	5
Net Income attributable to MUAH	$49	$69	$186	$181	$137
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 3

MUFG Americas Holdings Corporation and Subsidiaries
Consolidated Balance Sheets (Unaudited)

(Dollars in millions except for per share amount)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Assets
Cash and due from banks	$1,599	$1,756	$1,596	$1,815	$1,735
Interest bearing deposits in banks	6,696	2,749	2,692	2,160	2,787
Federal funds sold and securities purchased under resale agreements	29	24	86	68	92
Total cash and cash equivalents	8,324	4,529	4,374	4,043	4,614
Trading account assets	1,370	1,087	1,200	1,089	1,233
Securities available for sale	13,011	14,344	14,355	14,285	13,338
Securities held to maturity	10,605	10,158	10,341	10,002	9,125
Loans held for investment	79,299	77,599	76,641	76,399	76,808
Allowance for loan losses	(879)	(721)	(547)	(536)	(530)
Loans held for investment, net	78,420	76,878	76,094	75,863	76,278
Premises and equipment, net	632	608	607	622	623
Goodwill	3,225	3,225	3,225	3,225	3,225
Other assets	5,322	5,387	4,961	5,137	5,262
Total assets	$120,909	$116,216	$115,157	$114,266	$113,698

Liabilities
Deposits:
Noninterest bearing	$38,556	$32,463	$31,869	$30,156	$29,854
Interest bearing	50,944	51,877	50,824	51,546	52,887
Total deposits	89,500	84,340	82,693	81,702	82,741
Commercial paper and other short-term borrowings	647	1,038	2,338	5,262	3,475
Long-term debt	11,843	12,349	11,357	8,852	8,856
Trading account liabilities	747	796	891	734	944
Other liabilities	2,203	2,017	2,044	2,216	2,250
Total liabilities	104,940	100,540	99,323	98,766	98,266

Equity
MUAH stockholder's equity:
Common stock, par value $1 per share:
Authorized 300,000,000 shares; 136,330,831 shares issued and outstanding as of March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015	136	136	136	136	136
Additional paid-in capital	7,250	7,241	7,224	7,208	7,241
Retained earnings	8,885	8,836	8,768	8,582	8,402
Accumulated other comprehensive loss	(513)	(752)	(525)	(666)	(597)
Total MUAH stockholder's equity	15,758	15,461	15,603	15,260	15,182
Noncontrolling interests	211	215	231	240	250
Total equity	15,969	15,676	15,834	15,500	15,432
Total liabilities and equity	$120,909	$116,216	$115,157	$114,266	$113,698
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 4

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	March 31, 2016			December 31, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (15)
Commercial and industrial	$29,957	$253	3.40%	$29,720	$255	3.40%
Commercial mortgage	14,485	122	3.36	13,997	115	3.29
Construction	2,272	19	3.28	2,210	17	2.99
Lease financing	732	8	4.56	748	10	5.56
Residential mortgage	27,366	231	3.38	27,622	234	3.39
Home equity and other consumer loans	3,315	40	4.85	3,171	37	4.57
Loans, before purchased credit-impaired loans	78,127	673	3.46	77,468	668	3.43
Purchased credit-impaired loans	323	25	31.04	364	27	30.30
Total loans held for investment	78,450	698	3.57	77,832	695	3.56
Securities	23,507	115	1.95	24,351	129	2.12
Interest bearing deposits in banks	2,400	3	0.53	2,455	2	0.28
Federal funds sold and securities purchased under resale agreements	78	—	0.46	85	—	(0.08)
Trading account assets	162	—	0.57	157	—	0.58
Other earning assets	291	3	3.62	86	2	5.02
Total earning assets	104,888	819	3.13	104,966	828	3.14
Allowance for loan losses	(719)			(552)
Cash and due from banks	1,704			1,805
Premises and equipment, net	608			601
Other assets (16)	9,385			9,094
Total assets	$115,866			$115,914
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$38,397	28	0.30	$38,154	27	0.28
Savings	5,715	1	0.06	5,670	1	0.06
Time	7,577	20	1.08	7,671	22	1.14
Total interest bearing deposits	51,689	49	0.38	51,495	50	0.39
Commercial paper and other short-term borrowings (17)	1,098	1	0.37	1,290	1	0.28
Long-term debt	12,148	65	2.12	12,063	62	2.04
Total borrowed funds	13,246	66	1.98	13,353	63	1.87
Total interest bearing liabilities	64,935	115	0.71	64,848	113	0.69
Noninterest bearing deposits	32,321			32,538
Other liabilities (18)	2,745			2,613
Total liabilities	100,001			99,999
Equity
MUAH stockholder's equity	15,687			15,722
Noncontrolling interests	178			193
Total equity	15,865			15,915
Total liabilities and equity	$115,866			$115,914

Net interest income/spread (taxable-equivalent basis)		704	2.42%		715	2.45%
Impact of noninterest bearing deposits			0.23			0.23
Impact of other noninterest bearing sources			0.04			0.04
Net interest margin			2.69			2.72
Less: taxable-equivalent adjustment		7			7
Net interest income		$697			$708
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 5

MUFG Americas Holdings Corporation and Subsidiaries
Net Interest Income (Unaudited)

	For the Three Months Ended
	March 31, 2016			March 31, 2015
		Interest	Average		Interest	Average
	Average	Income/	Yield/	Average	Income/	Yield/
(Dollars in millions)	Balance	Expense (7)	Rate (3)(7)	Balance	Expense (7)	Rate (3)(7)
Assets
Loans held for investment: (15)
Commercial and industrial	$29,957	$253	3.40%	$28,394	$223	3.18%
Commercial mortgage	14,485	122	3.36	13,903	115	3.31
Construction	2,272	19	3.28	1,853	14	3.03
Lease financing	732	8	4.56	776	10	5.11
Residential mortgage	27,366	231	3.38	28,766	247	3.43
Home equity and other consumer loans	3,315	40	4.85	3,103	32	4.22
Loans, before purchased credit-impaired loans	78,127	673	3.46	76,795	641	3.36
Purchased credit-impaired loans	323	25	31.04	510	38	30.49
Total loans held for investment	78,450	698	3.57	77,305	679	3.54
Securities	23,507	115	1.95	22,172	106	1.92
Interest bearing deposits in banks	2,400	3	0.53	2,776	2	0.25
Federal funds sold and securities purchased under resale agreements	78	—	0.46	97	—	—
Trading account assets	162	—	0.57	196	—	0.70
Other earning assets	291	3	3.62	99	1	2.07
Total earning assets	104,888	819	3.13	102,645	788	3.09
Allowance for loan losses	(719)			(542)
Cash and due from banks	1,704			1,631
Premises and equipment, net	608			621
Other assets (16)	9,385			8,779
Total assets	$115,866			$113,134
Liabilities
Interest bearing deposits:
Transaction and money market accounts	$38,397	28	0.30	$39,713	30	0.31
Savings	5,715	1	0.06	5,550	1	0.06
Time	7,577	20	1.08	8,975	21	0.93
Total interest bearing deposits	51,689	49	0.38	54,238	52	0.39
Commercial paper and other short-term borrowings (17)	1,098	1	0.37	2,991	1	0.20
Long-term debt	12,148	65	2.12	8,008	47	2.34
Total borrowed funds	13,246	66	1.98	10,999	48	1.76
Total interest bearing liabilities	64,935	115	0.71	65,237	100	0.62
Noninterest bearing deposits	32,321			29,850
Other liabilities (18)	2,745			2,750
Total liabilities	100,001			97,837
Equity
MUAH stockholder's equity	15,687			15,069
Noncontrolling interests	178			228
Total equity	15,865			15,297
Total liabilities and equity	$115,866			$113,134

Net interest income/spread (taxable-equivalent basis)		704	2.42%		688	2.47%
Impact of noninterest bearing deposits			0.23			0.19
Impact of other noninterest bearing sources			0.04			0.04
Net interest margin			2.69			2.70
Less: taxable-equivalent adjustment		7			5
Net interest income		$697			$683
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 6

MUFG Americas Holdings Corporation and Subsidiaries
Loans and Nonperforming Assets (Unaudited)

(Dollars in millions)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Loans held for investment (period end)
Loans held for investment:
Commercial and industrial	$30,212	$29,730	$28,462	$27,854	$27,979
Commercial mortgage	14,920	13,904	13,943	13,800	13,923
Construction	2,251	2,297	2,120	2,071	1,996
Lease financing	732	737	748	759	776
Total commercial portfolio	48,115	46,668	45,273	44,484	44,674

Residential mortgage	27,495	27,344	27,856	28,374	28,558
Home equity and other consumer loans	3,385	3,251	3,124	3,098	3,081
Total consumer portfolio	30,880	30,595	30,980	31,472	31,639
Loans held for investment, before purchased credit-impaired loans	78,995	77,263	76,253	75,956	76,313
Purchased credit-impaired loans	304	336	388	443	495

Total loans held for investment	$79,299	$77,599	$76,641	$76,399	$76,808

Nonperforming Assets (period end)
Nonaccrual loans:
Commercial and industrial	$702	$284	$138	$64	$52
Commercial mortgage	30	37	40	43	40
Total commercial portfolio	732	321	178	107	92

Residential mortgage	186	190	201	209	221
Home equity and other consumer loans	32	35	32	36	39
Total consumer portfolio	218	225	233	245	260

Nonaccrual loans, before purchased credit-impaired loans	950	546	411	352	352
Purchased credit-impaired loans	6	6	8	10	9
Total nonaccrual loans	956	552	419	362	361

OREO	18	21	15	19	29

Total nonperforming assets	$974	$573	$434	$381	$390

Loans 90 days or more past due and still accruing (19)	$6	$2	$4	$2	$4

__________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 7

MUFG Americas Holdings Corporation and Subsidiaries
Allowance for Credit Losses (Unaudited)

	As of and for the Three Months Ended
(Dollars in millions)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015

Analysis of Allowance for Credit Losses
Allowance for loan losses, beginning of period	$721	$547	$536	$530	$537
(Reversal of) provision for loan losses	158	168	23	26	(3)
Other	4	—	(1)	—	(1)
Loans charged-off:
Commercial and industrial	(8)	—	(11)	(12)	(1)
Commercial mortgage	—	—	—	(1)	(3)
Total commercial portfolio	(8)	—	(11)	(13)	(4)
Residential mortgage	1	—	—	—	(1)
Home equity and other consumer loans	(2)	(1)	(1)	(3)	(2)
Total consumer portfolio	(1)	(1)	(1)	(3)	(3)
Purchased credit-impaired loans	—	(1)	(3)	(8)	—
Total loans charged-off	(9)	(2)	(15)	(24)	(7)
Recoveries of loans previously charged-off:
Commercial and industrial	1	7	2	3	4
Commercial mortgage	3	—	1	—	—
Total commercial portfolio	4	7	3	3	4
Home equity and other consumer loans	1	—	1	1	—
Total consumer portfolio	1	—	1	1	—
Purchased credit-impaired loans	—	1	—	—	—
Total recoveries of loans previously charged-off	5	8	4	4	4
Net loans (charged-off) recovered	(4)	6	(11)	(20)	(3)

Ending balance of allowance for loan losses	879	721	547	536	530
Allowance for losses on unfunded credit commitments	169	165	141	147	158
Total allowance for credit losses	$1,048	$886	$688	$683	$688

Exhibit 8

MUFG Americas Holdings Corporation and Subsidiaries
Securities (Unaudited)

Securities Available for Sale

	March 31, 2016		December 31, 2015		Fair Value	Fair Value
	Amortized	Fair	Amortized	Fair	Change from	% Change from
(Dollars in millions)	Cost	Value	Cost	Value	December 31, 2015	December 31, 2015
Asset Liability Management securities:
U.S. Treasury	$148	$152	$596	$594	$(442)	(74)%
Residential mortgage-backed securities:
U.S. government agency and government-sponsored agencies	6,302	6,308	7,298	7,201	(893)	(12)
Privately issued	202	203	150	151	52	34
Privately issued - commercial mortgage-backed securities	1,469	1,492	1,566	1,546	(54)	(3)
Collateralized loan obligations	3,267	3,227	3,266	3,233	(6)	—
Asset-backed and other	7	7	7	7	—	—
Asset Liability Management securities	11,395	11,389	12,883	12,732	(1,343)	(11)
Other debt securities:
Direct bank purchase bonds	1,560	1,581	1,549	1,572	9	1
Other	32	33	32	32	1	3
Equity securities	6	8	6	8	—	—
Total securities available for sale	$12,993	$13,011	$14,470	$14,344	$(1,333)	(9)%

Securities Held to Maturity

	March 31, 2016		December 31, 2015		Carrying Amount	Carrying Amount
	Carrying	Fair	Carrying	Fair	Change from	% Change from
(Dollars in millions)	Amount (20)	Value	Amount (20)	Value	December 31, 2015	December 31, 2015
U.S. Treasury	$490	$502	$489	$493	$1	—%
U.S. government-sponsored agencies	200	200	220	216	(20)	(9)
U.S. government agency and government-sponsored agencies-residential mortgage-backed securities	8,254	8,403	7,782	7,790	472	6
U.S. government agency and government-sponsored agencies-commercial mortgage-backed securities	1,661	1,743	1,667	1,708	(6)	—
Total securities held to maturity	$10,605	$10,848	$10,158	$10,207	$447	4%
___________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 9

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Net income attributable to MUAH	$49	$69	$186	$181	$137
Net adjustments for merger costs related to acquisitions, net of tax	4	4	5	3	6
Net adjustments for privatization transaction, net of tax	—	4	3	3	3
Net income attributable to MUAH, excluding impact of
privatization transaction and merger costs related to acquisitions	$53	$77	$194	$187	$146

Average total assets	$115,866	$115,914	$113,451	$112,907	$113,134
Less: Net adjustments related to privatization transaction	2,215	2,218	2,224	2,230	2,235
Average total assets, excluding impact of privatization transaction	$113,651	$113,696	$111,227	$110,677	$110,899
Return on average assets (3)	0.17%	0.24%	0.66%	0.64%	0.49%
Return on average assets, excluding impact of privatization
transaction and merger costs related to acquisitions (3) (4)	0.18	0.27	0.70	0.67	0.53

Average MUAH stockholder's equity	$15,687	$15,722	$15,435	$15,238	$15,069
Less: Adjustments for merger costs related to acquisitions	(183)	(179)	(175)	(171)	(167)
Less: Net adjustments for privatization transaction	2,273	2,273	2,273	2,275	2,276
Average MUAH stockholder's equity, excluding impact of privatization
transaction and merger costs related to acquisitions	$13,597	$13,628	$13,337	$13,134	$12,960
Return on average MUAH stockholder's equity (3)	1.25%	1.75%	4.83%	4.73%	3.65%
Return on average MUAH stockholder's equity, excluding impact of
privatization transaction and merger costs related to acquisitions (3) (4)	1.54	2.24	5.82	5.69	4.51

Noninterest expense	$876	$891	$855	$843	$849
Less: Staff costs associated with fees from affiliates - support services	139	138	128	123	112
Less: Foreclosed asset expense and other credit costs	(1)	—	3	—	1
Less: Productivity initiative costs	12	41	3	2	28
Less: Low income housing credit (LIHC) investment amortization expense	2	6	5	2	2
Less: Expenses of the LIHC consolidated VIEs	12	13	14	10	9
Less: Merger and business integration costs	5	6	8	6	9
Less: Net adjustments related to privatization transaction	5	8	8	7	8
Less: Intangible asset amortization	3	3	2	3	3
Less: Contract termination fee	—	—	—	23	—
Noninterest expense, as adjusted (a)	$699	$676	$684	$667	$677

Total revenue	$1,092	$1,121	$1,102	$1,104	$1,018
Add: Net interest income taxable-equivalent adjustment	7	7	7	6	5
Less: Fees from affiliates - support services	149	149	138	134	121
Less: Productivity initiative gains	—	—	—	(1)	1
Less: Accretion related to privatization-related fair value adjustments	5	2	3	2	1
Less: Other credit costs	(13)	4	(8)	8	(4)
Less: Impairment on private equity investments	(12)	—	—	—	—
Total revenue, as adjusted (b)	$970	$973	$976	$967	$904
Adjusted efficiency ratio (a)/(b) (6)	72.12%	69.42%	70.16%	69.02%	74.90%

____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 10

MUFG Americas Holdings Corporation and Subsidiaries
Reconciliation of Non-GAAP Measures (Unaudited)

The following table presents a reconciliation between certain Generally Accepted Accounting Principles (GAAP) amounts and specific non-GAAP measures as used to compute selected non-GAAP financial ratios.

	As of and for the Three Months Ended
(Dollars in millions)	March 31, 2016	December 31, 2015	September 30, 2015	June 30, 2015	March 31, 2015
Total MUAH stockholder's equity	$15,758	$15,461	$15,603	$15,260	$15,182
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except mortgage servicing rights (MSRs)	182	190	199	214	222
Less: Deferred tax liabilities related to goodwill and intangible assets	(49)	(39)	(39)	(41)	(40)
Tangible common equity (c)	$12,400	$12,085	$12,218	$11,862	$11,775
Total assets	$120,909	$116,216	$115,157	$114,266	$113,698
Less: Goodwill	3,225	3,225	3,225	3,225	3,225
Less: Intangible assets, except MSRs	182	190	199	214	222
Less: Deferred tax liabilities related to goodwill and intangible assets	(49)	(39)	(39)	(41)	(40)
Tangible assets (d)	$117,551	$112,840	$111,772	$110,868	$110,291
Tangible common equity ratio (c)/(d) (10)	10.55%	10.71%	10.93%	10.70%	10.68%

Common Equity Tier 1 capital under U.S. Basel III (standardized transitional) (e)	$12,936	$12,920	$12,834	$12,632	$12,480
Other	(43)	(61)	(67)	(74)	(80)
Common Equity Tier 1 capital estimated under U.S. Basel III (standardized approach; fully phased-in) (f)	$12,893	$12,859	$12,767	$12,558	$12,400
Risk-weighted assets, estimated under U.S. Basel III (standardized transitional) (g)	$97,011	$94,775	$92,729	93,179	$98,723
Add: Adjustments	(122)	756	(160)	(67)	(74)
Total risk-weighted assets, estimated under U.S. Basel III (standardized approach; fully phased-in) (h)	$96,889	$95,531	$92,569	$93,112	$98,649
Common Equity Tier 1 risk-based capital ratio (U.S. Basel III standardized approach; fully phased-in) (f)/(h) (8) (11)	13.31%	13.46%	13.79%	13.49%	12.57
____________________________________________
Refer to Exhibit 12 for footnote explanations.

Exhibit 11

MUFG Americas Holdings Corporation and Subsidiaries
Footnotes

(1)
Pre-tax, pre-provision income is total revenue less noninterest expense. Management believes that this is a useful financial measure because it enables investors and others to assess the Company's ability to generate capital to cover credit losses through a credit cycle.

(2)	Core deposits exclude brokered deposits, foreign time deposits, domestic time deposits greater than $250,000 and certain other deposits not considered to be core customer relationships.

(3)	Annualized.

(4)
These ratios exclude the impact of the privatization transaction and merger costs related to acquisitions. Management believes that these ratios provide useful supplemental information regarding the Company's business results. Please refer to Exhibit 10 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(5)	The efficiency ratio is total noninterest expense as a percentage of total revenue (net interest income and noninterest income).

(6)
The adjusted efficiency ratio, a non-GAAP financial measure, is adjusted noninterest expense (noninterest expense excluding staff costs associated with fees from affiliates - support services, foreclosed asset expense and other credit costs, certain costs related to productivity initiatives, LIHC investment amortization expense, expenses of the LIHC consolidated variable interest entities, merger and business integration costs, privatization-related expenses, intangible asset amortization, and a contract termination fee) as a percentage of adjusted total revenue (net interest income (taxable-equivalent basis) and noninterest income), excluding the impact of fees from affiliates - support services, productivity initiatives related to the sale of certain premises, accretion related to privatization-related fair value adjustments, other credit costs and impairment on private equity investments. Management discloses the adjusted efficiency ratio as a measure of the efficiency of our operations, focusing on those costs most relevant to our business activities. Please refer to Exhibit 10 for reconciliations between certain GAAP amounts and these non-GAAP measures.

(7)	Yields, interest income and net interest margin are presented on a taxable-equivalent basis using the federal statutory tax rate of 35%.

(8)	Preliminary as of March 31, 2016.

(9)	These capital ratios are calculated in accordance with the transition guidelines set forth in the U.S. federal banking agencies' final U.S. Basel III regulatory capital rules.

(10)
The tangible common equity ratio, a non-GAAP financial measure, is calculated as tangible common equity divided by tangible assets. The methodology for determining tangible common equity may differ among companies. The tangible common equity ratio facilitates the understanding of the Company's capital structure and is used to assess and compare the quality and composition of the Company's capital structure to other financial institutions. Please refer to Exhibit 11 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(11)
Common Equity Tier 1 risk-based capital (standardized, fully phased-in basis) is a non-GAAP financial measure that is used by investors, analysts and bank regulatory agencies to assess the capital position of financial services companies as if the transition provisions of the U.S. Basel III rules were fully phased in for the periods in which the ratio is disclosed.  Management reviews this ratio, which excludes accumulated other comprehensive loss, along with other measures of capital as part of its financial analyses and has included this non-GAAP information because of current interest in such information by market participants.  Please refer to Exhibit 11 for a reconciliation between certain GAAP amounts and these non-GAAP measures.

(12)
Criticized loans held for investment reflects loans in the commercial portfolio segment that are monitored for credit quality based on internal ratings. Amounts exclude small business loans, which are monitored by business credit score and delinquency status.

(13)
The allowance for credit losses ratios include the allowances for loan losses and for losses on unfunded credit commitments as a percentage of end of period total loans held for investment or total nonaccrual loans, as appropriate.

(14)
Fees from affiliates represent income resulting from the business integration initiative effective July 1, 2014, whereby BTMU integrated its U.S. branch banking operations, including its employees, under the Bank's operations. The Bank and BTMU participate in a master services agreement whereby the Bank provides BTMU with support services in exchange for fee income.

(15)
Average balances on loans held for investment include all nonaccrual loans. The amortized portion of net loan origination fees (costs) is included in interest income on loans, representing an adjustment to the yield.

(16)	Includes noninterest bearing trading account assets.

(17)	Includes interest bearing trading liabilities.

(18)	Includes noninterest bearing trading account liabilities.

(19)
Excludes loans totaling $28 million, $16 million, $30 million, $36 million, and $52 million that are 90 days or more past due and still accruing at March 31, 2016, December 31, 2015, September 30, 2015, June 30, 2015, and March 31, 2015, respectively, which consist of loans accounted for within loan pools in accordance with the accounting standards for purchased credit-impaired loans. The past due status of individual loans within the pools is not a meaningful indicator of credit quality, as potential credit losses are measured at the loan pool level.

(20)
Carrying amount reflects amortized cost except for balances transferred from available for sale to held to maturity securities. Those balances reflect amortized cost plus any unrealized gains or losses at the date of transfer.

nm = not meaningful
n/a = not applicable

Exhibit 12